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                                                                    EXHIBIT 10.3

August 29, 2003

Stephen C. Farrell
8 Minute Man Lane
Lexington, MA   02421

                      Re: Amendment of Employment Agreement
Dear Steve,

This letter agreement serves to further amend the Employment Agreement dated as of September 1, 2000, by and between you and PolyMedica Corporation (the "Company"), as amended by certain letter agreements dated as of April 16, 2001; September 24, 2001; October 12, 2001; May 31, 2002; July 15, 2002 and February 5, 2003 (together, the "Employment Agreement").

         Term of Employment. The Employment Period, as defined in Section 2 of the Employment Agreement, is extended to August 31, 2004.

If the foregoing is acceptable to you, please indicate your agreement by signing a copy of this letter agreement and returning it to the undersigned.

                                              Very truly yours,

                                              /s/ Samuel L. Shanaman
                                              ----------------------
                                              Samuel L. Shanaman
                                              Lead Director and
                                              Interim Chief Executive Officer

ACCEPTED AND AGREED TO:

/s/ Stephen C. Farrell
----------------------
Stephen C. Farrell
Senior Vice President and Chief Financial Officer